Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (“Agreement”) is made as of August 14, 2008, between Financiére Elitech SAS, a société par actions simplifiée incorporated under the laws of France (“Elitech”), and the undersigned stockholder (“Stockholder”) of Nanogen, Inc., a Delaware corporation (“Nanogen”).

RECITALS:

WHEREAS, concurrently with the execution and delivery of this Agreement, Elitech, the shareholders of Elitech (“Sellers”), and Nanogen are entering into an Share Exchange Agreement of even date herewith (the “Share Exchange Agreement”), pursuant to which Nanogen will acquire all of the issued and outstanding shares of capital stock of Elitech, and Elitech will become a wholly-owned subsidiary of Nanogen (the “Acquisition”);

WHEREAS, as of the date hereof, Stockholder is the Beneficial Owner (as defined below) of Subject Shares (as defined below); and

WHEREAS, in order to induce Elitech and Sellers to enter into the Share Exchange Agreement, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants and agreements set forth herein and in the Share Exchange Agreement, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) “Acquisition” has the meaning provided in the Recitals.

(b) “Agreement” has the meaning provided in the Preamble.

(c) “Beneficially Own” or “Beneficial Owner” with respect to any securities means having “beneficial ownership” as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d) “Elitech” has the meaning provided in the Preamble.

(e) “Expiration Date” means the earlier to occur of (i) the Closing (as defined in the Share Exchange Agreement) or (ii) the date on which the Share Exchange Agreement is terminated pursuant to its terms.

(f) “Family Members” has the meaning provided in Section 4(c).

(g) “Nanogen” has the meaning provided in the Preamble.

(h) “Nanogen Capital Stock” means shares of common stock, par value $0.001 per share, of Nanogen.

(i) “Nanogen Options and Other Rights” means options, warrants and other rights to acquire, directly or indirectly, shares of Nanogen Capital Stock.

(j) “Permitted Transferee” has the meaning provided in Section 4(c).

(k) “Proxy” has the meaning provided in Section 3(a).

(l) “Sellers” has the meaning provided in the Recitals.

(m) “Share Exchange Agreement” has the meaning provided in the Recitals.

(n) “Stockholder” has the meaning provided in the Preamble.

(o) “Subject Shares” means (i) all shares of Nanogen Capital Stock Beneficially Owned by Stockholder as of the date of this Agreement; and (ii) all additional shares of Nanogen Capital Stock of which Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date.

2. Voting.

(a) Stockholder hereby agrees that, prior to the Expiration Date, at any meeting of the stockholders of Nanogen, however called, and in any action by written consent of stockholders of Nanogen or in any other circumstances upon which a vote, consent or other approval is sought, unless otherwise directed in writing by Elitech, Stockholder shall (in the case of a meeting) cause to be counted as present thereat for purposes of establishing a quorum and shall vote or cause to be voted, or, if applicable, give consent or approval with respect to, any and all Subject Shares Beneficially Owned by Stockholder as of the record date of such meeting or consent, in favor of (i) the Acquisition, (ii) the execution and delivery by Nanogen of the Share Exchange Agreement, (iii) the adoption and approval of the Share Exchange Agreement and the terms thereof, (iv) the adoption and approval of each of the other actions contemplated by the Share Exchange Agreement, and (v) the adoption and approval of any action in furtherance of any of the foregoing.

(b) For so long as this Agreement is in effect, at any meeting of stockholders of Nanogen, however called, and in any action by written consent of the stockholders of Nanogen or in any other circumstances upon which a vote, consent or other approval is sought, Stockholder shall vote (or cause to be voted), or, if applicable, give consent or approval with respect to, all of the Subject Shares Beneficially Owned by Stockholder as of the record date of such meeting or consent, against any amendment to Nanogen’s articles of organization or bylaws, or any other amendment, proposal or transaction involving Nanogen, which amendment, proposal or transaction would in any manner impede, frustrate, prevent or nullify the Share Exchange Agreement or which is reasonably likely to result in any of the conditions to Nanogen’s obligations under the Share Exchange Agreement not being fulfilled.

(c) Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding, directly or indirectly, with any Person to vote, grant any proxy, or give instructions in any manner inconsistent with Sections 2(a) and (b).

(d) This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Nanogen. Nothing in this Agreement shall prevent Stockholder from (i) acting in Stockholder’s capacity as a director or officer of Nanogen or in any other capacity, or (ii) voting in Stockholder’s sole discretion on any matter other than those matters specifically listed in Sections 2(a) and (b).

3. Grant of Proxy; Appointment of Proxy.

(a) In furtherance of the transactions contemplated hereby and by the Share Exchange Agreement, and in order to secure the performance by Stockholder of Stockholder’s duties under this Agreement, Stockholder, concurrently with the execution of this Agreement, shall execute, in accordance with the provisions of applicable Delaware law, and deliver to Elitech an irrevocable proxy, substantially in the form of Annex A hereto (the “Proxy”), and irrevocably appoint Elitech or its designees, with full power of substitution, Stockholder’s agent, attorney, and proxy to vote or, if applicable, to give consent with respect to, all of the Subject Shares Beneficially Owned by Stockholder as of the record date of such vote or consent in respect of any of the matters set forth in, and in accordance with the provisions of, Section 2(a).

(b) Stockholder understands and acknowledges that Elitech is entering into the Share Exchange Agreement in reliance upon such Proxy. Stockholder hereby affirms that the Proxy set forth in this Section 3 is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked; such irrevocable proxy shall survive the death of Stockholder. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(c) Stockholder hereby revokes any and all prior proxies or powers of attorney given by Stockholder with respect to the voting of the Subject Shares and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Subject Shares until the Expiration Date.

(d) Stockholder shall, at Stockholder’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Elitech the power to carry out and give effect to the provisions of this Agreement.

4. Covenants of Stockholder. Stockholder covenants and agrees for the benefit of Elitech that, until the Expiration Date, Stockholder will not:

(a) sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, (i) any Subject Shares or any interest therein, or (ii) any Nanogen Options and Other Rights or any interest therein; provided, however, that Stockholder may convert, exercise or exchange Nanogen Options and Other Rights into or for shares of Nanogen Capital Stock, in which event such shares of Capital Stock shall become and be deemed Subject Shares subject to all the terms and conditions of this Agreement;

(b) other than the Proxy, (i) grant any powers of attorney, proxies or consents in respect of any of the Subject Shares, (ii) deposit any of such Subject Shares into a voting trust, or (iii) enter into a voting agreement with respect to any of such Subject Shares; or

(c) take any other action with respect to the Subject Shares that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby and the Share Exchange Agreement. Notwithstanding the foregoing, Stockholder may assign or transfer Subject Shares to any Permitted Transferee; provided, however, that such Permitted Transferee executes a joinder to this Agreement in form and substance satisfactory to Elitech in which such Permitted Transferee agrees to be bound by all the terms and provisions of this Agreement. “Permitted Transferee” means (i) Stockholder’s spouse, children, parents or siblings (collectively, “Family Members”), (ii) Stockholder’s estate, (iii) any trust solely for the benefit of Stockholder and/or any Family Member(s) and of which Stockholder and/or any such Family Member(s) is the trustee or are the trustees, and (iv) any partnership, corporation or limited liability company which is wholly owned and controlled by Stockholder and/or any such Family Member(s). Notwithstanding anything to the contrary set forth in this Agreement, the restrictions on the transfer of Subject Shares shall not apply to transfers of Subject Shares pursuant to the terms of a trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act in effect prior to the date of this Agreement or to transfers of Subject Shares.

5. Representations and Warranties of Stockholder. Stockholder represents and warrants to Elitech as follows:

(a) As of the date of this Agreement and at all times through the Expiration Date:

(i) except to the extent that such Subject Shares are assigned or transferred to Permitted Transferees pursuant to Section 4 above, Stockholder is and will be the Beneficial Owner, free and clear of any encumbrances or restrictions, of the outstanding shares of Nanogen Capital Stock set forth under the heading “Number and class of shares of Nanogen Capital Stock Beneficially Owned” on the signature page hereof;

(ii) except to the extent that such Nanogen Options and Other Rights are converted into, exercised or exchanged for shares of Nanogen Capital Stock, Stockholder is and will be the Beneficial Owner, free and clear of any encumbrances or restrictions, of the outstanding Nanogen Options and Other Rights set forth under the heading “Number of Nanogen Options and Other Rights Beneficially Owned” on the signature page hereof; and

(iii) Stockholder does not directly or indirectly Beneficially Own any shares of Nanogen Capital Stock or Nanogen Options or Other Rights or other securities of Nanogen, other than the shares of Nanogen Capital Stock and Nanogen Options and Other Rights set forth on the signature page hereof.

(b) Stockholder has and will have the legal capacity, power and authority to enter into and perform all of Stockholder’s obligations under this Agreement and the Proxy. This Agreement has been duly executed and delivered by Stockholder, and, if Stockholder is a corporation, limited liability company or partnership, the Agreement has been duly authorized by all requisite corporate, limited liability company or partnership action of Stockholder, as the case may be; upon its execution and delivery by Elitech, this Agreement will constitute a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

(c) The execution, delivery and performance by Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which Stockholder is a party or by which Stockholder is or any of Stockholder’s assets may be bound, or, if Stockholder is a corporation, limited liability company or partnership, the organizational documents of Stockholder, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Stockholder or any of its assets, including, but not limited to, the Subject Shares.

(d) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby.

6. Adjustments; Additional Shares. In the event (i) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, or exchange of shares of the capital stock or other securities of Nanogen, of or affecting the Subject Shares, or (ii) that Stockholder becomes the Beneficial Owner of any additional shares of Nanogen Capital Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a), then, immediately following the effectiveness of the events described in this Section 6, the shares of Nanogen Capital Stock or other instruments or documents held by Stockholder shall be considered Subject Shares under this Agreement, and the terms of this Agreement shall apply to the Stockholder becoming the Beneficial Owner thereof as described in this Section 6.

7. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given, and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

8. Assignment. This Agreement may not be assigned by either party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

9. Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto, set forth the entire understanding of the parties with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

10. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (i) on the date established by the sender as having been delivered personally; (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (iii) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day; or (iv) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to Elitech, to:

Financière Elitech SAS

12-12 bis, rue Jean Jaurès

92800 Puteaux

France

Attn: Pierre Debiais

Facsimile: +33 (1) 41 45 07 19

With a required copy to:

Jackson Walker, L.L.P.

901 Main Street, Suite 6000

Dallas, Texas 75202

Attn: L. Scott Brown

Facsimile: 214-661-6869

If to Stockholder:

__________________________

__________________________

__________________________

Attn:

Facsimile:

With a required copy to:

Morgan, Lewis & Bockius LLP

One Market, Spear Tower

San Francisco, California 94105

Attn: Scott D. Karchmer, Esq.

Facsimile: 415-442-1001

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

11. Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

12. Counterparts. This Agreement may be executed in counterparts, and either party may execute such counterpart, both of which when executed and delivered shall be deemed to be an original and which counterparts taken together shall constitute but one and the same instrument.

13. Severability; Enforcement. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Specific Performance. Stockholder acknowledges that (i) the agreements contained in this Agreement are an integral part of the transactions contemplated by the Share Exchange Agreement, and that, without these agreements, Elitech would not enter into the Share Exchange Agreement, and (ii) that damages would be an inadequate remedy for any breach by Stockholder of the provisions of this Agreement. Accordingly, Stockholder agrees Elitech may obtain specific performance of this Agreement and injunctive and other equitable relief against any breach hereof, without the necessity of establishing irreparable harm or posting of any bond, in addition to any other remedy to which such party may be entitled at law or in equity.

15. Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of any Delaware state court for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such action, suit or proceeding in any Delaware state court. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware state court with respect to any matters to which it has submitted to jurisdiction in this Section 15. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in Delaware state court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

16. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

FINANCIÉRE ELITECH SAS

By:
Name:
Title:

If stockholder is a natural person	STOCKHOLDER

(Signature)

Print Name

If stockholder is a business or other entity	STOCKHOLDER

(Name of Entity)

By:
Name:
Title:

Number and class of shares of Nanogen Capital Stock Beneficially Owned:

Number of Nanogen Options and Other Rights Beneficially Owned:

ANNEX A

IRREVOCABLE PROXY

Capitalized terms used but not defined herein has the meaning ascribed to such terms in the Voting Agreement, dated as of                          , 2008, between Financiére Elitech SAS, a société par actions simplifiée incorporated under the laws of France (“Elitech”), and the undersigned stockholder (“Stockholder”) of Nanogen, Inc., a Delaware corporation (“Nanogen”) (the “Voting Agreement”). A copy of the Voting Agreement is attached hereto and is incorporated by reference herein.

This Proxy is given to secure the performance of the duties of the undersigned Stockholder pursuant to the Voting Agreement and is granted in consideration of Elitech entering into the Share Exchange Agreement.

The undersigned Stockholder hereby irrevocably appoints Pierre Debiais and Jose Coronas, and each of them individually, the sole and exclusive attorneys, agents and proxies, with full power of substitution and resubstitution in each of them, for the undersigned Stockholder and in the name, place and stead of the undersigned Stockholder, to vote or, if applicable, to give written consent with respect to all Subject Shares Beneficially Owned by the undersigned Stockholder and that the undersigned Stockholder is or may be entitled to vote at any meeting of Nanogen held after the date hereof, whether annual or special, and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 2(a) of the Voting Agreement in favor of (i) the Acquisition, (ii) the execution and delivery by Nanogen of the Share Exchange Agreement, (iii) the adoption and approval of the Share Exchange Agreement and the terms thereof, (iv) of each of the other actions contemplated by the Share Exchange Agreement, and (v) of any action in furtherance of any of the foregoing.

This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law, and shall be binding on any successor in interest of the undersigned Stockholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Stockholder.

This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Stockholder with respect to the subject matter of the Voting Agreement and the Share Exchange Agreement.

This Proxy shall terminate on the Expiration Date.

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SIGNATURE TO IRREVOCABLE PROXY

If Stockholder is a natural person	STOCKHOLDER

(Signature)

Print Name

Date:

If Stockholder is a business or other entity	STOCKHOLDER

(Name of Entity)

By:
Name:
Title:

Date: